UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 24, 2015

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida (Address of principal executive offices)	33913 (Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on October 20, 2015, NeoGenomics, Inc. (“NeoGenomics”),  NeoGenomics Laboratories, Inc. and GE Medical Holding AB entered into a Stock Purchase Agreement pursuant to which NeoGenomics (through NeoGenomics Laboratories, Inc.) will acquire from GE Medical Holding AB all of the issued and outstanding shares of common stock of Clarient, Inc. The acquisition is conditioned upon, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).  On November 24, 2015, the U.S. Federal Trade Commission notified NeoGenomics that early termination of the waiting period under the HSR Act was granted, effective November 24, 2015.

The acquisition remains subject to approval by NeoGenomics stockholders at a special meeting currently scheduled for December 21, 2015, and other customary closing conditions.  Subject to the approval of the acquisition by NeoGenomics stockholders and the satisfaction or waiver of the other closing conditions, the acquisition is expected to be completed near the end of 2015 or early 2016.

Additional information concerning the proposed acquisition is included in the definitive proxy statement filed by NeoGenomics with the Securities and Exchange Commission (the “SEC”) on November 13, 2015.

Additional Information

In connection with the proposed acquisition of the business of Clarient, Inc., NeoGenomics filed a definitive proxy statement with the SEC on November 13, 2015. The proxy statement has been mailed to NeoGenomics stockholders to solicit their required approval in connection with the transaction. NeoGenomics stockholders are urged to read the proxy statement carefully, as it contains important information that stockholders should consider before making a decision about the transaction, including information about NeoGenomics, Clarient, Inc., the proposed transaction and related matters. In addition to receiving the proxy statement from NeoGenomics in the mail, stockholders are able to obtain the proxy statement, as well as other filings containing information about NeoGenomics, without charge, at the SEC’s web site, www.sec.gov, or from NeoGenomics at its website, www.neogenomics.com, or NeoGenomics, Inc., 12701 Commonwealth Drive, Suite 9, Fort Myers, Florida 33913, Attention: Fred Weidig, Corporate Secretary.

Participants in Solicitation

NeoGenomics and its executive officers and directors may be deemed to be participants in the solicitation of proxies from NeoGenomics’ stockholders with respect to the proposed transaction. Information regarding any interests that NeoGenomics’ executive officers and directors may have in the transaction is set forth in the proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:/s/George Cardoza

George Cardoza

Chief Financial Officer

Date: December 3, 2015